Exhibit 32.1
Certification Pursuant To
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of LaSalle Hotel Properties (“LHO”) on Form 10-Q for the period ended June 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael D. Barnello, President and Chief Executive Officer of LHO, and I, Kenneth G. Fuller, Executive Vice President and Chief Financial Officer of LHO, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of LHO.

Date: July 20, 2016

/s/ MICHAEL D. BARNELLO
Michael D. Barnello
President and Chief Executive Officer

/s/ KENNETH G. FULLER
Kenneth G. Fuller
Executive Vice President and Chief Financial Officer